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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 29, 2003

                         SYBRON DENTAL SPECIALTIES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                        001-16057            33-0920985
          --------                        ---------            ----------
(State or other jurisdiction of           Commission         (I.R.S. Employer
incorporation or organization)            file number       Identification No.)

1717 WEST COLLINS AVENUE, ORANGE, CALIFORNIA                      92867
  (Address of principal executive offices)                      (Zip Code)

                                 (714) 516-7400
                                 --------------
              (Registrant's telephone number, including area code)


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Item 7(c).  Exhibits

Exhibit No. 99   -   Transcript of the Sybron Dental Specialties, Inc.
                     conference call, which it conducted on July 29, 2003, regarding its third quarter 2003 results of operations.


Item 9.  Regulation FD Disclosure

              On July 29, 2003, Sybron Dental Specialties, Inc. conducted a properly noticed conference call to discuss its results of operations for the third quarter of 2003 and to answer any questions raised by the call's audience. The transcript of this conference call is furnished herewith as Exhibit 99 to this Form.


Item 12.  Results of Operations and Financial Condition

              On July 29, 2003, Sybron Dental Specialties, Inc. conducted a conference call to discuss its results of operations for the third quarter of 2003 and to answer any questions raised by the call's audience. The transcript of this conference call is furnished herewith as Exhibit 99 to this Form.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SYBRON DENTAL SPECIALTIES, INC.



         DATE: AUGUST 5, 2003           By: /s/ Stephen J. Tomassi
                                        ----------------------------------
                                        Name: Stephen J. Tomassi
                                        Title: Vice President-General Counsel
                                        and Secretary